UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 28, 2011

GENERAL MOTORS COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01 Other Events

Signature

Index to Exhibits

New Release Dated September 28, 2011

Presentation Webcast Charts Dated September 28, 2011

ITEM 8.01	Other Events

On September 28, 2011, Mr. Dan Akerson, Chairman and Chief Executive Officer and Mr. Dan Ammann, Senior Vice President and Chief Financial Officer, conducted a webcast presentation to provide a summary of the labor agreement reached with the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America. The news release and presentation related thereto are attached as Exhibits 99.1 and 99.2.

EXHIBITS

Exhibit	Description	Method of Filing
Exhibit 99.1	News Release Dated September 28, 2011	Attached as Exhibit

Exhibit 99.2	Presentation Charts Dated September 28, 2011	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

Date: September 30, 2011	By:	/s/ Nick S. Cyprus
Nick S. Cyprus
Vice President, Controller and Chief Accounting
Officer